Exhibit 99.1

CCC Intelligent Solutions Holdings Inc. Announces Third Quarter 2024 Financial Results

October 28, 2024 – CCC Intelligent Solutions Holdings Inc. (“CCC” or the “Company”) (NASDAQ: CCCS), a leading cloud platform provider for the P&C insurance economy, today announced its financial results for the three months ended September 30, 2024.

“CCC delivered solid third quarter results, highlighted by 8% year-over-year revenue growth and 43% adjusted EBITDA margin. Our sustained performance in 2024 year-to-date reflects multiple new business wins, renewals, and contract expansions across our customer groups,” said Githesh Ramamurthy, Chairman & CEO of CCC.

“We believe that our investments in artificial intelligence, the CCC IX Cloud™ platform, and our multi-sided network position us to continue to deliver new, high-ROI solutions that improve the operating efficiency and consumer experience of our customers’ mission-critical workflows,” continued Ramamurthy. “The high level of customer engagement we are seeing with our Emerging Solutions reinforces our confidence in our long-term growth outlook.”

Third Quarter 2024 Financial Highlights

Revenue

•
Total revenue was $238.5 million for the third quarter of 2024, an increase of 8% from $221.1 million for the third quarter of 2023.

Profitability

•
GAAP gross profit was $183.4 million, representing a gross margin of 77%, for the third quarter of 2024, compared with $163.1 million, representing a gross margin of 74%, for the third quarter of 2023. Adjusted gross profit was $185.9 million, representing an adjusted gross profit margin of 78%, for the third quarter of 2024, compared with $172.1 million, representing an adjusted gross profit margin of 78%, for the third quarter of 2023.
•
GAAP operating income was $28.7 million for the third quarter of 2024, compared with GAAP operating income of $16.6 million for the third quarter of 2023. Adjusted operating income was $91.2 million for the third quarter of 2024, compared with adjusted operating income of $82.7 million for the third quarter of 2023.
•
GAAP net income was $4.1 million for the third quarter of 2024, compared with GAAP net loss of $21.2 million for the third quarter of 2023. Adjusted net income was $62.7 million for the third quarter of 2024, compared with adjusted net income of $57.2 million for the third quarter of 2023.
•
Adjusted EBITDA was $101.6 million for the third quarter of 2024, compared with adjusted EBITDA of $92.9 million for the third quarter of 2023. Adjusted EBITDA grew 9% in the third quarter of 2024 compared with the third quarter of 2023.

Liquidity

•
CCC had $286.3 million in cash and cash equivalents and $778.0 million of total debt on September 30, 2024. The Company generated $63.3 million in cash from operating activities and had free cash flow of $49.4 million during the third quarter of 2024, compared with $60.5 million generated in cash from operating activities and $46.4 million in free cash flow in the third quarter of 2023.

The information presented above includes non-GAAP financial measures such as “adjusted EBITDA,” “adjusted net income,” “adjusted EBITDA margin,” “adjusted operating income,” “adjusted gross profit,” “adjusted gross profit margin,” and “free cash flow.” Refer to “Non-GAAP Financial Measures” for a discussion of these measures and reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

3rd Quarter and Recent Business Highlights

•
CCC launched CCC® Intelligent Reinspection, a new solution designed to help auto insurers streamline the review of incoming repair facility estimates, expediting repairer workflows and claims resolutions. Leveraging AI technology, CCC Intelligent Reinspection identifies areas for review and provides reason codes based on insurer rules, helping reinspectors review increasingly complex estimates quickly, reducing repair and claim cycle times so drivers can get back on the road sooner following a car accident.
•
CCC recently launched CCC® Payroll, a new solution designed to streamline payroll management for collision repair shops. Integrated into the CCC ONE® platform, CCC Payroll enables shops to track production and labor, and streamline payroll within a single system, simplifying the payroll process from start to finish and giving employees greater visibility into how their pay is calculated. The payroll services are provided through an integration with a third-party payroll processor.
•
Three months after the launch of CCC® Build Sheets on July 16, 2024, over 2,000 repair facilities have signed up for and are using the subscription service. CCC® Build Sheets is a new solution designed to streamline the repair process. Integrated directly into CCC ONE®, CCC® Build Sheets provides collision repairers with detailed vehicle specifications based on the Vehicle Identification Number (VIN), helping repairers write more complete estimates the first time, better understand the parts needed for repair, access information faster, improve efficiency, and enhance overall shop productivity.

Business Outlook

Based on information as of today, October 28, 2024, the Company is issuing the following financial guidance:

Fourth Quarter Fiscal 2024	Full Year Fiscal 2024

Revenue	$242.5 million to $246.5 million	$941.0 million to $945.0 million
Adjusted EBITDA	$103.0 million to $105.0 million	$394.0 million to $396.0 million

Conference Call Information

CCC will host a conference call today, October 28, 2024, at 5:00 p.m. (Eastern Time) to discuss the Company’s financial results and financial guidance. A live webcast of this conference call will be available on the “Investor Relations” page of the Company’s website at https://ir.cccis.com, and a replay will be archived on the website as well.

About CCC Intelligent Solutions

CCC Intelligent Solutions Inc. (“CCC”), a subsidiary of CCC Intelligent Solutions Holdings Inc. (NASDAQ: CCCS), is a leading cloud platform provider for the multi-trillion-dollar P&C insurance economy, creating intelligent experiences for insurers, repairers, automakers, part suppliers, and more. The CCC Intelligent Experience (IX) Cloud, powered by proven AI and an innovative event-based architecture, connects more than 35,000 businesses to power customized applications and platforms for optimal outcomes and personalized experiences that just work. Through purposeful innovation and the strength of its connections, CCC technologies empower the people and industry relied upon to keep lives moving forward when it matters most. Learn more about CCC at www.cccis.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements in this press release include, but are not limited to, future events, goals, plans and projections regarding the Company’s financial position, results of operations, market position, product development and business strategy. Such differences may be material. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, our revenues, the concentration of our customers and the ability to retain our current customers; our ability to negotiate with our customers on favorable terms; our ability to maintain and grow our brand and reputation cost-effectively; the execution of our growth strategy; the impact of public health outbreaks, epidemics or pandemics on our business and results of operations; our projected financial information, growth rate and market opportunity; the health of our industry, claim volumes, and market conditions; changes in the insurance and automotive collision industries, including the adoption of new technologies; global economic conditions and geopolitical events; competition in our market and our ability to retain and grow market share; our ability to develop, introduce and market new enhanced versions of our solutions; our sales and implementation cycles; the ability of our research and development efforts to create significant new revenue streams; changes in applicable laws or regulations; changes in international economic, political, social and governmental conditions and policies, including corruption risks in China and other countries; our reliance on third-party data, technology and intellectual property; changes in our customers’ or the public’s perceptions regarding the use of artificial intelligence; our ability to protect our intellectual property; our ability to keep our data and information systems secure from data security breaches; our ability to acquire or invest in companies or pursue business partnerships; our ability to raise financing in the future and improve our capital structure; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; our ability to expand or maintain our existing customer base; our ability to service our indebtedness; and other risks and uncertainties, including those included under the header “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission

(“SEC”), which can be obtained, without charge, at the SEC’s website (www.sec.gov), and in our other filings with the SEC. The forward-looking statements in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”), including, but not limited to, “adjusted EBITDA,” “adjusted net income,” “adjusted operating income,” “adjusted EBITDA margin,” “adjusted gross profit,” “adjusted gross profit margin,” “adjusted operating expenses,” and “free cash flow” in each case presented on a non-GAAP basis, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s calculation of these non-GAAP measures may not be comparable to similarly-titled measures used by other companies.

The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to the reconciliations of these measures below to what the Company believes are the most directly comparable measures evaluated in accordance with GAAP.

This press release also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included for these projections.

Investor Contact:

Bill Warmington

VP, Investor Relations, CCC Intelligent Solutions Inc.

312-229-2355

IR@cccis.com

Media Contact:

Michelle Hellyar

Senior Director, Public Relations, CCC Intelligent Solutions Inc.

mhellyar@cccis.com

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share data)

	September 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$286,303	$195,572
Accounts receivable—Net of allowances of $4,392 and $5,574 as of September 30, 2024 and December 31, 2023, respectively	129,606	102,365
Income taxes receivable	298	1,798
Deferred contract costs	19,707	17,900
Other current assets	31,858	32,364
Total current assets	467,772	349,999
SOFTWARE, EQUIPMENT, AND PROPERTY—Net	178,462	160,416
OPERATING LEASE ASSETS	29,572	30,456
INTANGIBLE ASSETS—Net	952,392	1,015,046
GOODWILL	1,417,724	1,417,724
DEFERRED FINANCING FEES, REVOLVER—Net	1,760	1,672
DEFERRED CONTRACT COSTS	21,396	22,302
EQUITY METHOD INVESTMENT	10,228	10,228
OTHER ASSETS	35,243	43,197
TOTAL	$3,114,549	$3,051,040
LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$21,804	$16,324
Accrued expenses	57,598	71,478
Income taxes payable	1,986	3,689
Current portion of long-term debt	8,000	8,000
Current portion of long-term licensing agreement—Net	3,207	3,061
Operating lease liabilities	7,662	6,788
Deferred revenues	46,577	43,567
Total current liabilities	146,834	152,907
LONG-TERM DEBT—Net	762,639	767,504
DEFERRED INCOME TAXES—Net	162,424	195,365
LONG-TERM LICENSING AGREEMENT—Net	25,268	27,692
OPERATING LEASE LIABILITIES	47,682	50,796
WARRANT LIABILITIES	—	51,501
OTHER LIABILITIES	9,316	6,414
Total liabilities	1,154,163	1,252,179
COMMITMENTS AND CONTINGENCIES (Notes 18 and 19)
MEZZANINE EQUITY:
Redeemable non-controlling interest	20,267	16,584
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.0001 par; 100,000,000 shares authorized; no shares issued or outstanding	—	—
Common stock—$0.0001 par; 5,000,000,000 shares authorized; 625,325,706 and 603,128,781 shares issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	63	60
Additional paid-in capital	3,042,590	2,909,757
Accumulated deficit	(1,101,487)	(1,126,467)
Accumulated other comprehensive loss	(1,047)	(1,073)
Total stockholders’ equity	1,940,119	1,782,277
TOTAL	$3,114,549	$3,051,040

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(In thousands, except share and per share data)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
REVENUES	$238,481	$221,147	$698,336	$637,777
COST OF REVENUES
Cost of revenues, exclusive of amortization and impairment of acquired technologies	54,890	51,459	160,929	153,954
Amortization of acquired technologies	171	6,567	8,828	19,897
Impairment of acquired technologies	—	—	—	431
Total cost of revenues	55,061	58,026	169,757	174,282
GROSS PROFIT	183,420	163,121	528,579	463,495
OPERATING EXPENSES:
Research and development	49,525	43,532	148,255	127,891
Selling and marketing	34,347	35,605	106,254	105,072
General and administrative	52,918	49,471	161,247	137,477
Amortization of intangible assets	17,942	17,942	53,826	54,030
Impairment of goodwill	—	—	—	77,405
Impairment of intangible assets	—	—	—	4,906
Total operating expenses	154,732	146,550	469,582	506,781
OPERATING INCOME (LOSS)	28,688	16,571	58,997	(43,286)
INTEREST EXPENSE	(16,379)	(14,633)	(49,434)	(42,480)
INTEREST INCOME	3,343	5,165	8,435	12,447
CHANGE IN FAIR VALUE OF WARRANT LIABILITIES	—	(26,223)	14,378	(45,403)
OTHER (EXPENSE) INCOME—NET	(2,587)	(264)	1,606	1,114
PRETAX INCOME (LOSS)	13,065	(19,384)	33,982	(117,608)
INCOME TAX (PROVISION) BENEFIT	(8,933)	(1,818)	(9,002)	1,246
NET INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	4,132	(21,202)	24,980	(116,362)
LESS: ACCRETION OF REDEEMABLE NON-CONTROLLING INTEREST	(1,320)	(1,010)	(3,683)	(1,325)
NET INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$2,812	$(22,212)	$21,297	$(117,687)
Net income (loss) per share attributable to common stockholders:
Basic	$0.00	$(0.04)	$0.04	$(0.19)
Diluted	$0.00	$(0.04)	$0.03	$(0.19)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders:
Basic	615,857,231	624,976,557	608,073,087	620,841,922
Diluted	642,404,517	624,976,557	639,069,491	620,841,922
COMPREHENSIVE INCOME (LOSS):
Net income (loss) including non-controlling interest	4,132	(21,202)	24,980	(116,362)
Other comprehensive loss—Foreign currency translation adjustment	117	(23)	26	(274)
COMPREHENSIVE INCOME (LOSS) INCLUDING NON-CONTROLLING INTEREST	4,249	(21,225)	25,006	(116,636)
Less: accretion of redeemable non-controlling interest	(1,320)	(1,010)	(3,683)	(1,325)
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO CCC INTELLIGENT SOLUTIONS HOLDINGS INC. COMMON STOCKHOLDERS	$2,929	$(22,235)	$21,323	$(117,961)

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	For the Nine Months Ended
	September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$24,980	$(116,362)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization of software, equipment, and property	29,520	28,025
Amortization of intangible assets	62,654	73,927
Impairment of goodwill and intangible assets	—	82,742
Deferred income taxes	(32,941)	(40,785)
Stock-based compensation	127,221	104,471
Amortization of deferred financing fees	1,452	1,295
Amortization of discount on debt	191	170
Change in fair value of derivative instruments	4,775	(563)
Change in fair value of warrant liabilities	(14,378)	45,403
Non-cash lease expense	—	1,232
Loss on disposal of software, equipment and property	302	—
Other	163	171
Changes in:
Accounts receivable—Net	(27,237)	(19,340)
Deferred contract costs	(1,807)	(438)
Other current assets	1,670	6,727
Deferred contract costs—Non-current	906	582
Other assets	1,724	(3,572)
Operating lease assets	1,580	581
Income taxes	(203)	12,223
Accounts payable	5,483	(9,368)
Accrued expenses	(14,896)	(9,335)
Operating lease liabilities	(2,878)	(1,181)
Deferred revenues	3,024	6,646
Other liabilities	(1,064)	(113)
Net cash provided by operating activities	170,241	163,138
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of software, equipment, and property	(45,073)	(43,187)
Net cash used in investing activities	(45,073)	(43,187)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of stock options	23,997	23,051
Proceeds from employee stock purchase plan	5,745	4,761
Payments for employee taxes withheld upon vesting of equity awards	(57,519)	(16,429)
Payments of fees associated with the revolver debt modification	(661)	—
Principal payments on long-term debt	(6,000)	(6,000)
Net cash (used in) provided by financing activities	(34,438)	5,383
NET EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	1	(389)
NET CHANGE IN CASH AND CASH EQUIVALENTS	90,731	124,945
CASH AND CASH EQUIVALENTS:
Beginning of period	195,572	323,788
End of period	$286,303	$448,733
NONCASH INVESTING AND FINANCING ACTIVITIES:
Noncash purchases of software, equipment, and property	$7,305	$1,923
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$48,294	$40,983
Cash paid for income taxes—Net	$42,137	$27,316

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GROSS PROFIT TO ADJUSTED GROSS PROFIT

(In thousands, except profit margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(amounts in thousands, except percentages)	2024	2023	2024	2023
Gross Profit	$183,420	$163,121	$528,579	$463,495
Amortization of acquired technologies	171	6,567	8,828	19,897
Stock-based compensation and related employer payroll tax	2,337	2,432	7,617	6,906
Impairment of acquired technologies	—	—	—	431
Adjusted Gross Profit	$185,928	$172,120	$545,024	$490,729
Gross Profit Margin	77%	74%	76%	73%
Adjusted Gross Profit Margin	78%	78%	78%	77%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2024	2023	2024	2023
Operating expenses	$154,732	$146,550	$469,582	$506,781
Amortization of intangible assets	(17,942)	(17,942)	(53,826)	(54,030)
Stock-based compensation expense and related employer payroll tax	(40,306)	(37,778)	(125,827)	(100,577)
Litigation costs	(1,614)	(1,396)	(3,813)	(3,918)
Equity transaction costs, including secondary offerings	(137)	—	(1,876)	—
M&A and integration costs	—	—	(477)	—
Impairment of goodwill	—	—	—	(77,405)
Impairment of intangible assets	—	—	—	(4,906)
Adjusted operating expenses	$94,733	$89,434	$283,763	$265,945

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2024	2023	2024	2023
Operating income (loss)	$28,688	$16,571	$58,997	$(43,286)
Amortization of intangible assets	17,942	17,942	53,826	54,030
Amortization of acquired technologies—Cost of revenue	171	6,567	8,828	19,897
Stock-based compensation expense and related employer payroll tax	42,643	40,210	133,444	107,483
Litigation costs	1,614	1,396	3,813	3,918
Equity transaction costs, including secondary offerings	137	—	1,876	—
M&A and integration costs	—	—	477	—
Impairment of goodwill	—	—	—	77,405
Impairment of intangible assets	—	—	—	4,906
Impairment of acquired technologies - Cost of revenue	—	—	—	431
Adjusted operating income	$91,195	$82,686	$261,261	$224,784

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA

(In thousands, except for EBITDA margin percentage data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2024	2023	2024	2023
Net income (loss)	$4,132	$(21,202)	$24,980	$(116,362)
Interest expense	16,379	14,633	49,434	42,480
Interest income	(3,343)	(5,165)	(8,435)	(12,447)
Income tax (benefit) provision	8,933	1,818	9,002	(1,246)
Amortization of intangible assets	17,942	17,942	53,826	54,030
Amortization of acquired technologies—Cost of revenue	171	6,567	8,828	19,897
Depreciation and amortization of software, equipment and property	2,291	2,117	6,455	6,531
Depreciation and amortization of software, equipment and property—Cost of revenue	8,069	7,942	23,065	21,494
Stock-based compensation expense and related employer payroll tax	42,643	40,210	133,444	107,483
Change in fair value of derivative instruments	4,641	446	4,775	(563)
Income from derivative instruments	(2,055)	—	(6,094)	—
Litigation costs	1,614	1,396	3,813	3,918
Equity transaction costs, including secondary offerings	137	—	1,876	—
Change in fair value of warrant liabilities	—	26,223	(14,378)	45,403
M&A and integration costs	—	—	477	—
Impairment of goodwill	—	—	—	77,405
Impairment of intangible assets	—	—	—	4,906
Impairment of acquired technologies - Cost of Revenue	—	—	—	431
Adjusted EBITDA	$101,554	$92,927	$291,068	$253,360
Adjusted EBITDA Margin	43%	42%	42%	40%

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED NET INCOME

(In thousands, except share and per share data)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2024	2023	2024	2023
Net income (loss)	$4,132	$(21,202)	$24,980	$(116,362)
Amortization of intangible assets	17,942	17,942	53,826	54,030
Amortization of acquired technologies—Cost of revenue	171	6,567	8,828	19,897
Stock-based compensation expense and related employer payroll tax	42,643	40,210	133,444	107,483
Change in fair value of derivative instruments	4,641	446	4,775	(563)
Litigation costs	1,614	1,396	3,813	3,918
Equity transaction costs, including secondary offerings	137	—	1,876	—
Change in fair value of warrant liabilities	—	26,223	(14,378)	45,403
M&A and integration costs	—	—	477	—
Impairment of goodwill	—	—	—	77,405
Impairment of intangible assets	—	—	—	4,906
Impairment of acquired technologies-cost revenue	—	—	—	431
Tax effect of adjustments	(8,700)	(14,421)	(44,084)	(45,054)
Adjusted net income	$62,580	$57,161	$173,557	$151,494
Adjusted net income per share attributable to common stockholders:
Basic	$0.10	$0.09	$0.29	$0.24
Diluted	$0.10	$0.09	$0.27	$0.23
Weighted average shares outstanding:
Basic	615,857,231	624,976,557	608,073,087	620,841,922
Diluted	642,404,517	657,570,205	639,069,491	652,296,866

CCC INTELLIGENT SOLUTIONS HOLDINGS INC. AND SUBSIDIARIES

RECONCILIATION OF NET CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(dollar amounts in thousands)	2024	2023	2024	2023
Net cash provided by operating activities	$63,232	$60,506	$170,241	$163,138
Purchases of software, equipment, and property	(13,849)	(14,103)	(45,073)	(43,187)
Free Cash Flow	$49,383	$46,403	$125,168	$119,951